  Exhibit 99.2

Additional Financial Information for Q3 2020

Definitions and Non-GAAP Measures

Direct written premiums represent the total premiums charged on policies issued by the Company during the respective fiscal period. Net premiums written are direct written premiums less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct written premiums and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve-month period. Management uses direct written premiums and net premiums written, along with other measures, to gauge the Company’s performance and evaluate results.

Core direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in New York.

Expansion direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in other states (i.e., outside New York).

Net operating income (loss) - is net income (loss) exclusive of realized investment gains (losses), net of tax. Net income (loss) is the GAAP measure most closely comparable to net operating income (loss).

Management uses net operating income (loss) along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including realized investment gains (losses), and may vary significantly between periods. Net operating income (loss) is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company’s overall profitability.

Operating return on average common equity - is net operating income (loss) divided by average common equity. Return on average common equity is the GAAP measure most closely comparable to operating return on average common equity.

Management uses net operating income (loss) and operating return on average common equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including realized investment gains (losses), which may vary significantly between periods. Net operating income (loss) and operating return on average common equity are provided as supplemental information, are not a substitute for net income (loss) or return on average common equity and do not reflect the Company’s overall profitability or return on average common equity.

Underlying net loss ratio - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes and prior year loss development on the net loss ratio.

Underlying net loss ratio excluding Commercial Lines - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the loss ratio that relates to commercial lines, catastrophes, and prior year loss development.

Net loss ratio excluding commercial lines - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the loss ratio that relates to commercial lines.

Net loss ratio excluding commercial lines in run-off and catastrophes - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the loss ratio that relates to commercial lines in run-off and catastrophes.

Net combined ratio excluding effect of catastrophes and prior year loss development - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes and prior year loss development on the net combined ratio.

Net combined ratio excluding effect of catastrophes - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes on the net combined ratio.

We believe that these ratios are useful to investors and they are used by management to reveal the trends in our business that may be obscured by catastrophe losses and prior year loss development, as well as the loss ratio that relates to commercial lines which is in run off. Catastrophe losses cause our loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio and net combined ratio. Prior year loss development can cause our loss ratio to vary significantly between periods and separating this information allows us to better compare the results for the current accident period over time. Due to our decision in July 2019 to no longer underwrite commercial lines, excluding the loss ratio related to such line of business allows us to compare our loss ratio with regard to our ongoing lines of business. We believe these measures are useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide them to facilitate a comparison to our outlook on the underlying net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development. The most directly comparable GAAP measures are the net loss ratio and net combined ratio. The underlying net loss ratio excluding commercial lines, net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development should not be considered a substitute for the net loss ratio and net combined ratio and do not reflect the Company’s net loss ratio and net combined ratio.

Book value per share exclusive of catastrophes – is a non-GAAP ratio which is computed as the difference between GAAP book value per share and the effect of catastrophes on book value per share.

______________________________________________________________________________________________________

Book Value Per Share

The Company’s book value per share at September 30, 2020 was $8.40, an increase of 4.1% compared to $8.04 at September 30, 2019.

	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-19	c30-Sep-19
Book Value Per Share	$8.37	$8.40	$7.13	$8.17	$8.04

% Increase from specified period to 9/30/20		-0.4%	17.4%	2.4%	4.1%

The table below reconciles direct written premiums and net written premiums to net premiums earned for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2020	2019	$ Change	% Change	2020	2019	$ Change	% Change

(000’s except percentages)
Direct and Net Written Premiums Reconciliation:

Direct written premiums	$45,742	$46,023	$(281)	(0.6)%	$125,090	$128,333	$(3,243)	(2.5)%
Assumed written premiums	-	1	(1)	-%	-	1	(1)	-%
Ceded written premiums	(15,748)	(5,586)	(10,162)	(181.9)%	(43,814)	(20,914)	(22,900)	(109.5)%

Net written premiums	29,994	40,438	(10,444)	(25.8)%	81,276	107,420	(26,144)	(24.3)%
Change in unearned premiums	(2,473)	(6,218)	3,745	60.2%	(176)	(12,403)	12,227	98.6%

Net premiums earned	$27,521	$34,220	$(6,699)	(19.6)%	$81,100	$95,017	$(13,917)	(14.6)%

The table below details the breakdown of direct written premiums between Core direct written premiums and Expansion direct written premiums for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2020	2019	$ Change	% Change	2020	2019	$ Change	% Change
(000’s except percentages)
Core and Expansion Direct Written Premiums Reconciliation:

Core direct written premiums	$36,545	$38,652	$(2,107)	(5.5)%	$100,797	$111,433	$(10,636)	(9.5)%
Expansion direct written premiums	9,197	7,371	1,826	24.8%	24,293	16,900	7,393	43.7%
Direct written premiums	$45,742	$46,023	$(281)	(0.6)%	$125,090	$128,333	$(3,243)	(2.5)%

The following table reconciles net operating income (loss) to net income (loss) and operating return on average common equity to return on average common equity for the periods indicated:

	Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019

	Amount	Diluted loss per common share	Amount	Diluted loss per common share	Amount	Diluted loss per common share	Amount	Diluted loss per common share
(000’s except per common share amounts and percentages)
Net Operating Loss and Diluted Loss per Common Share Reconciliation:

Net loss	$(1,228)	$(0.12)	$(1,725)	$(0.16)	$(2,064)	$(0.19)	$(7,421)	$(0.69)

Net realized (gain) loss on investments	(2,108)		(998)		1,639		(3,712)
Less tax (expense) benefit on net realized (gain) loss	(443)		(210)		344		(780)

Net realized (gain) loss on investments, net of taxes	(1,665)	$(0.16)	(788)	$(0.07)	1,295	$0.12	(2,932)	$(0.27)

Net operating loss	$(2,893)	$(0.27)	$(2,513)	$(0.23)	$(769)	$(0.07)	$(10,353)	$(0.96)

Weighted average diluted shares outstanding	10,673,077		10,779,641		10,737,853		10,769,817

Operating Return on Average Common Equity (Annualized) Reconciliation:

Net loss	$(1,228)		$(1,725)		$(2,064)		$(7,421)
Average common equity	$89,467		$87,203		$88,768		$87,701
Return on average common equity (annualized)	-5.5%		-7.9%		-3.1%		-11.3%

Net realized (gain) loss on investments, net of taxes	$(1,665)		$(788)		$1,295		$(2,932)
Average common equity	$89,467		$87,203		$88,768		$87,701
Effect of net realized (gain) loss on investments, net of taxes, on return on average common equity (annualized)	-7.4%		-3.6%		1.9%		-4.5%

Net operating loss	$(2,893)		$(2,513)		$(769)		$(10,353)
Average common equity	$89,467		$87,203		$88,768		$87,701

Operating return on average common equity (annualized)	-12.9%		-11.5%		-1.2%		-15.7%

The following table reconciles the underlying net loss ratio excluding commercial lines to the net loss ratio for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,

	2020	2019	Change		2020	2019	Change
Underlying Net Loss Ratio Excluding Commercial lines Reconciliation:

Net loss and loss adjustment expenses ("Net loss")
Underlying Net Loss Excluding Commercial lines	$11,597	$15,653	$(4,056)	-25.9%	$36,928	$44,069	$(7,141)	-16.2%
Commercial lines net loss	(44)	8,023	(8,067)	-100.5%	2,863	18,459	(15,596)	-84.5%
Catastrophe losses excluding commercial lines	8,665	492	8,173	1661.2%	10,375	6,783	3,592	53.0%
Prior year loss development excluding commercial lines	(100)	613	(713)	-116.3%	(849)	2,277	(3,126)	-137.3%
Net loss	$20,118	$24,781	$(4,663)	-18.8%	$49,317	$71,588	$(22,271)	-31.1%

Net premiums earned
Net premiums earned excluding commercial lines	27,285	30,475	(3,190)	-10.5%	78,387	83,981	(5,594)	-6.7%
Commercial lines net premiums earned	236	3,745	(3,509)	-93.7%	2,712	11,036	(8,324)	-75.4%
Net premiums earned	$27,521	$34,220	$(6,699)	-19.6%	$81,099	$95,017	$(13,918)	-14.6%

Underlying net loss ratio excluding commercial lines	42.5%	51.4%	(8.9)	pts	47.1%	52.5%	(5.4)	pts

Net loss ratio	73.1%	72.4%	0.7	pts	60.8%	75.3%	(14.5)	pts

The following table reconciles the net loss ratio excluding commercial lines in run-off and catastrophe losses to the net loss ratio for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,

	2020	2019	Change		2020	2019	Change
Net Loss Ratio Excluding Commercial Lines in Run-off and Catastrophe Losses Reconciliation:

Net loss and loss adjustment expenses ("Net loss")
Net Loss Ratio Excluding Commercial Lines in Run-off and Catastrophe Losses	$11,497	$16,312	$(4,815)	-29.5%	$36,079	$46,182	$(10,103)	-21.9%
Commercial lines net loss	(44)	8,023	(8,067)	-100.5%	2,863	18,459	(15,596)	-84.5%
Catastrophe losses	8,665	446	8,219	1842.8%	10,375	6,947	3,428	49.3%
Net loss	$20,118	$24,781	$(4,663)	-18.8%	$49,317	$71,588	$(22,271)	-31.1%

Net premiums earned
Net premiums earned excluding commercial lines in run-off	27,285	30,475	(3,190)	-10.5%	78,387	83,981	(5,594)	-6.7%
Commercial lines net premiums earned	236	3,745	(3,509)	-93.7%	2,712	11,036	(8,324)	-75.4%
Net premiums earned	$27,521	$34,220	$(6,699)	-19.6%	$81,099	$95,017	$(13,918)	-14.6%

Net Loss Ratio Excluding Commercial Lines in Run-off and Catastrophe Losses	42.1%	53.5%	(11.4)	pts	46.0%	55.0%	(9.0)	pts

Net loss ratio	73.1%	72.4%	0.7	pts	60.8%	75.3%	(14.5)	pts

The following table reconciles the net loss ratio excluding commercial lines to the net loss ratio for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,

	2020	2019	Change		2020	2019	Change
Net Loss Ratio Excluding Commercial Lines Reconciliation:

Net loss and loss adjustment expenses ("Net loss")
Net Loss Excluding Commercial Lines	$20,162	$16,758	$3,404	20.3%	$46,454	$53,129	$(6,675)	-12.6%
Commercial lines net loss	(44)	8,023	(8,067)	-100.5%	2,863	18,459	(15,596)	-84.5%
Net loss	$20,118	$24,781	$(4,663)	-18.8%	$49,317	$71,588	$(22,271)	-31.1%

Net premiums earned
Net premiums earned excluding commercial lines	27,285	30,475	(3,190)	-10.5%	78,387	83,981	(5,594)	-6.7%
Commercial lines net premiums earned	236	3,745	(3,509)	-93.7%	2,712	11,036	(8,324)	-75.4%
Net premiums earned	$27,521	$34,220	$(6,699)	-19.6%	$81,099	$95,017	$(13,918)	-14.6%

Net loss ratio excluding commercial lines	73.9%	55.0%	18.9	pts	59.3%	63.3%	(4.0)	pts

Net loss ratio	73.1%	72.4%	0.7	pts	60.8%	75.3%	(14.5)	pts

The following table reconciles the net combined ratio excluding catastrophes and prior year loss development to the net combined ratio for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2020	2019	Percentage Point Change		2020	2019	Percentage Point Change
Net Combined Ratio Excluding Catastrophes and Prior Year Development Reconciliation:

Net Combined Ratio Excluding Catastrophes and Prior Year Development	80.8%	93.7%	(12.9)	pts	87.2%	94.0%	(6.8)	pts

Effect of catastrophe losses and prior year developmen t
Catastrophe losses	31.5%	1.3%	30.2	pts	12.8%	7.3%	5.5	pts
Prior year development	-0.4%	14.8%	(15.2)	pts	-0.3%	11.8%	(12.1)	pts
Effect of catastrophe losses and prior year development on net loss and loss adjustment expenses	31.1%	16.1%	15.0	pts	12.5%	19.1%	(6.6)	pts
Net underwriting expense ratio	0.0%	0.0%	-	pts	0.0%	0.0%	-	pts
Total effect of catastrophe losses and prior year development	31.1%	16.1%	15.0	pts	12.5%	19.1%	(6.6)	pts

Net combined ratio	111.9%	109.8%	2.1	pts	99.7%	113.1%	(13.4)	pts

The following table reconciles the net combined ratio excluding catastrophes to the net combined ratio for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2020	2019	Percentage Point Change		2020	2019	Percentage Point Change
Net Combined Ratio Excluding Catastrophes Reconciliation:

Net Combined Ratio Excluding Catastrophes	80.4%	108.5%	(28.1)	pts	86.9%	105.8%	(18.9)	pts

Catastrophe losses	31.5%	1.3%	30.2	pts	12.8%	7.3%	5.5	pts

Net combined ratio	111.9%	109.8%	2.1	pts	99.7%	113.1%	(13.4)	pts

The following table reconciles net operating income and diluted operating earnings per share exclusive of catastrophe and prior year loss development financial impact to net operating loss and diluted operating loss per share for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2020		2019		2020		2019

	Amount	Diluted (loss) earnings per common share	Amount	Diluted (loss) earnings per common share	Amount	Diluted (loss) earnings per common share	Amount	Diluted (loss) earnings per common share
(000’s except per common share amounts)
Net Operating and Diluted Operating Earnings per Share Exclusive of Catastrophes and Prior Year Loss Development Financial Impact:

Net operating loss	$(2,893)	$(0.27)	$(2,513)	$(0.23)	$(769)	$(0.07)	$(10,353)	$(0.96)

Catastrophe and prior year loss development financial impact
Ceding commission revenue	-		-		-		-
Total expenses	8,559		5,515		10,095		18,133
Income from operations before taxes	8,559		5,515		10,095		18,133
Income tax expense	1,797		1,158		2,120		3,808
Total catastrophe and prior year loss development financial impact	6,762	$0.63	4,357	$0.40	7,975	$0.74	14,325	$1.33

Net operating income exclusive of catastrophes and prior year loss development financial impact	$3,869	$0.36	$1,844	$0.17	$7,206	$0.67	$3,972	$0.37

Weighted average diluted shares outstanding	10,673,077		10,779,641		10,737,853		10,769,817

The following table reconciles net operating income (loss) and diluted operating earnings (loss) per share exclusive of catastrophe losses to net operating income (loss) and diluted operating earnings (loss) per share for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2020		2019		2020		2019

	Amount	Diluted (loss) earnings per common share	Amount	Diluted loss per common share	Amount	Diluted (loss) earnings per common share	Amount	Diluted loss per common share
(000’s except per common share amounts)
Net Operating and Diluted Operating Earnings per Share Exclusive of Catastrophe Losses:

Net operating loss	$(2,893)	$(0.27)	$(2,513)	$(0.23)	$(769)	$(0.07)	$(10,353)	$(0.96)
Catastrophe losses	8,665	$0.81	446	$0.04	10,375	$0.97	6,947	$0.65

Net operating income (loss) exclusive of catastrophe losses	$5,772	$0.54	$(2,067)	$(0.19)	$9,606	$0.90	$(3,406)	$(0.31)

Weighted average diluted shares outstanding	10,673,077		10,779,641		10,737,853		10,769,817

The following table reconciles book value per exclusive of catastrophes to book value per share for the periods presented:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2020		2019		2020		2019

	Amount	Book value per common share out-standing	Amount	Book value per common share out-standing	Amount	Book value per common share out-standing	Amount	Book value per common share out-standing
(000’s except per common share amounts)
Book Value per Share Exclusive of Catastrophes:

Stockholders' Equity	$89,313	$8.37	$86,736	$8.04	$89,313	$8.37	$86,736	$8.04

Catastrophe losses	8,665		446		10,375		6,947
Income tax expense	1,820		94		2,179		1,459
Catastrophe losses, net of income tax	6,845	$0.64	352	$0.03	8,196	$0.77	5,488	$0.51

Stockholders' equity exclusive of catastrophes	$96,158	$9.01	$87,088	$8.07	$97,509	$9.14	$92,224	$8.55

Common shares outstanding	10,675,198		10,783,572		10,675,198		10,783,572

The following table summarizes gross and net written premiums, net premiums earned, net loss and loss adjustment expenses and net loss ratio by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Gross premiums written:
Personal lines(3)	$43,640,603	$40,996,459	$119,598,207	$109,143,415
Livery physical damage	2,045,746	2,590,434	5,466,552	8,199,269
Other(1)	62,664	401,073	192,395	535,950
Total without commercial lines	45,749,013	43,987,966	125,257,154	117,878,634
Commercial lines (in run-off effective July 2019)(2)	(6,848)	2,036,185	(167,583)	10,455,421
Total gross premiums written	$45,742,165	$46,024,151	$125,089,571	$128,334,055

Net premiums written:
Personal lines(3)	$27,916,850	$35,442,970	$76,231,996	$89,287,063
Livery physical damage	2,045,746	2,590,434	5,466,552	8,199,269
Other(1)	50,626	410,317	151,784	522,596
Total without commercial lines	30,013,222	38,443,721	81,850,332	98,008,928
Commercial lines (in run-off effective July 2019)(2)	(18,271)	2,004,152	(574,228)	9,411,053
Total net premiums written	$29,994,951	$40,447,873	$81,276,104	$107,419,981

Net premiums earned:
Personal lines(3)	$25,220,883	$27,487,526	$71,434,757	$75,737,374
Livery physical damage	2,014,458	2,712,283	6,803,475	7,850,822
Other(1)	49,939	275,324	149,087	392,745
Total without commercial lines	27,285,280	30,475,133	78,387,319	83,980,941
Commercial lines (in run-off effective July 2019)(2)	235,801	3,744,877	2,712,068	11,036,237
Total net premiums earned	$27,521,081	$34,220,010	$81,099,387	$95,017,178

Net loss and loss adjustment expenses(4):
Personal lines	$18,657,325	$14,389,168	$41,810,950	$46,666,275
Livery physical damage	648,520	1,395,630	1,798,210	3,816,390
Other(1)	29,104	246,811	5,465	573,376
Unallocated loss adjustment expenses	827,031	726,778	2,839,359	2,072,570
Total without commercial lines	20,161,980	16,758,387	46,453,984	53,128,611
Commercial lines (in run-off effective July 2019)(2)	(44,005)	8,022,931	2,863,443	18,459,239
Total net loss and loss adjustment expenses	$20,117,975	$24,781,318	$49,317,427	$71,587,850

Net loss ratio(4):
Personal lines	74.0%	52.3%	58.5%	61.6%
Livery physical damage	32.2%	51.5%	26.4%	48.6%
Other(1)	58.3%	89.6%	3.7%	146.0%
Total without commercial lines	73.9%	55.0%	59.3%	63.3%

Commercial lines (in run-off effective July 2019)(2)	-18.7%	214.2%	105.6%	167.3%
Total	73.1%	72.4%	60.8%	75.3%

1.
“Other” includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.
2.
In July 2019, the Company decided that it will no longer underwrite Commercial Liability risks. See discussions above regarding the discontinuation of this line of business.
3.
See discussion with regard to “Direct Written Premiums, Net Written Premiums and Net Premiums Earned” in the Company’s Form 8-K Exhibit 99.1 – Press Release dated November 6, 2020 (also available at www.kingstonecompanies.com).
4.
See discussions above with regard to “Net Loss Ratio and Underlying Net Loss Ratio Excluding Commercial Lines”.

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)
	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

Revenues
Net premiums earned	$27,521,081	$34,220,010	$81,099,387	$95,017,178
Ceding commission revenue	3,448,774	1,029,582	10,760,087	2,982,960
Net investment income	1,494,086	1,856,553	4,771,936	5,200,034
Net gains (losses) on investments	2,107,876	998,162	(1,638,674)	3,712,180
Other income	250,654	343,391	772,672	998,927
Total revenues	34,822,471	38,447,698	95,765,408	107,911,279

Expenses
Loss and loss adjustment expenses	20,117,975	24,781,318	49,317,427	71,587,850
Commission expense	8,036,298	7,722,825	23,652,765	21,866,420
Other underwriting expenses	6,346,846	6,430,734	19,434,110	17,983,174
Other operating expenses	1,038,453	609,924	3,364,483	2,647,221
Depreciation and amortization	710,181	646,201	2,070,435	1,876,202
Interest expense	456,545	456,545	1,369,635	1,369,635
Total expenses	36,706,298	40,647,547	99,208,855	117,330,502

Loss from operations before income taxes	(1,883,827)	(2,199,849)	(3,443,447)	(9,419,223)
Income tax benefit	(655,971)	(474,687)	(1,379,578)	(1,998,251)
Net loss	(1,227,856)	(1,725,162)	(2,063,869)	(7,420,972)

Other comprehensive income, net of tax
Gross change in unrealized gains
on available-for-sale-securities	1,778,478	1,323,626	5,938,600	9,191,817

Reclassification adjustment for (gains) losses
included in net loss	(606,969)	46,841	(560,696)	81,636
Net change in unrealized gains	1,171,509	1,370,467	5,377,904	9,273,453
Income tax benefit related to items
of other comprehensive income	(246,017)	(287,798)	(1,129,359)	(1,947,424)
Other comprehensive income, net of tax	925,492	1,082,669	4,248,545	7,326,029

Comprehensive (loss) income	$(302,364)	$(642,493)	$2,184,676	$(94,943)

Loss per common share:
Basic	$(0.12)	$(0.16)	$(0.19)	$(0.69)
Diluted	$(0.12)	$(0.16)	$(0.19)	$(0.69)

Weighted average common shares outstanding
Basic	10,673,077	10,779,641	10,737,853	10,769,817
Diluted	10,673,077	10,779,641	10,737,853	10,769,817

Dividends declared and paid per common share	$0.0400	$0.0625	$0.1425	$0.2625

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
	September 30,	December 31,
	2020	2019
	(unaudited)
Assets
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of
$7,899,304 at September 30, 2020 and $4,124,767 at December 31, 2019)	$7,369,608	$3,825,952
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of
$145,126,859 at September 30, 2020 and $162,202,355 at December 31, 2019)	156,538,589	168,236,181
Equity securities, at fair value (cost of $30,300,839 at September 30, 2020 and
$22,624,668 at December 31, 2019)	29,623,267	24,661,382
Other investments	2,829,078	2,584,913
Total investments	196,360,542	199,308,428
Cash and cash equivalents	24,388,103	32,391,485
Premiums receivable, net	13,883,708	12,706,411
Reinsurance receivables, net	55,529,408	40,750,538
Deferred policy acquisition costs	19,916,325	20,634,378
Intangible assets, net	500,000	500,000
Property and equipment, net	7,788,633	7,620,636
Deferred income taxes, net	-	311,052
Other assets	8,992,936	6,979,884
Total assets	$327,359,655	$321,202,812

Liabilities
Loss and loss adjustment expense reserves	$84,979,024	$80,498,611
Unearned premiums	88,167,636	90,383,238
Advance premiums	4,919,256	3,191,512
Reinsurance balances payable	10,062,649	11,714,724
Deferred ceding commission revenue	7,207,142	7,735,398
Accounts payable, accrued expenses and other liabilities	11,134,175	9,986,317
Deferred income taxes, net	1,972,782	-
Long-term debt, net	29,603,566	29,471,431
Total liabilities	238,046,230	232,981,231

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,871,307 shares at September 30, 2020 and 11,824,889 at December 31, 2019; outstanding
10,675,198 shares at September 30, 2020 and 10,797,450 shares at December 31, 2019	118,713	118,248
Capital in excess of par	70,372,799	69,133,918
Accumulated other comprehensive income	9,017,415	4,768,870
Retained earnings	13,318,838	16,913,097
	92,827,765	90,934,133
Treasury stock, at cost, 1,196,109 shares at September 30, 2020
and 1,027,439 shares at December 31, 2019	(3,514,340)	(2,712,552)
Total stockholders' equity	89,313,425	88,221,581

Total liabilities and stockholders' equity	$327,359,655	$321,202,812